                                                                   Exhibit 10.36

                            FIRST AMENDMENT TO LEASE

                                 McCarran Center

      THIS FIRST LEASE AMENDMENT ("Amendment") is entered into as of this 10TH day of September, 1999, by and between McCarran Center, LC ("LANDLORD") and Nextel WIP Lease Corp. ("TENANT") and amends the Lease Agreement between Landlord and Tenant dated May 11, 1999. Landlord and Tenant hereby agree as follows:

      1.    Precedence Over Lease

                  Except to the extent that terms are defined herein to the
            contrary, all terms used in this Amendment shall have the same meaning as the defined terms set forth in the Lease.

            Original Lease:

            Phase I Occupancy: From the Commencement Date through October 1, 2000, Tenant shall occupy Phase I (15,000 sq. ft.) and the Base Rent shall be as follows:

                  Base Rent:            $16,050 per month ($1.07 per sq. ft. x
                                        15,000 sq. ft.)

                  Over Std. Parking:    $559.34 per month (parking at 5/1,000 on
                                        23,306 sq. ft. @ $.024 per sq. ft. per
                                        month).

                  Total Base Rent:      $16,609.34 per month to Sept. 30, 2000.

            Phase II Occupancy: At such time as Tenant shall occupy Phase II (8,306 sq. ft.) for business operations, but not later than October 1, 2000, Tenant shall pay a Base Rent as follows:

                  Phase I Rent:         $16,050 per month + adjustment per
                                        Section 4.3.

                  Phase II Rent:        $8,887.42 per month ($1.07 per sq. ft. x
                                        8,306 sq. ft.)

                                 + adjustment per Section 4.3 as applied
                                   to the Phase I Rent.

                  Over Std. Parking:    $1,504.00 per month (Additional 47
                                        spaces for 7/1,000 parking at $32 per
                                        month per space).

                  Total Base Rent:      $26,441.42 per month from Oct. 1, 2000.

                        Should Tenant choose not to utilize Landlord's Tenant Improvement Allowance of $207,650 for Phase II (see Exhibit B-2), the Phase II Rent shall be $5,731.14 per month ($0.69 per sq. ft.) and the Total Base Rent from Oct. 1, 2000, shall be $23,844.14 per month.

            Change To:

            Phase I Occupancy: From the Commencement Date through October 1, 2000, Tenant shall occupy Phase I (15,000 sq. ft.) and the Base Rent shall be as follows:

                  Base Rent:            $16,050 per month ($1.07 per sq. ft. x
                                        15,000 sq. ft.)

                  Over Std. Parking:    $559.34 per month (parking at 5/1,000 on
                                        23,306 sq. ft. @ $.024 per sq. ft. per
                                        month).

                  Loading Dock          $1,156.10 per month
                   Improvements:

                  Total Base Rent:      $17,765.44 per month to Sept. 30, 2000.

                  Phase II Occupancy: At such time as Tenant shall occupy Phase II (8,306 sq. ft.) for business operations, but not later than October 1, 2000, Tenant shall pay a Base Rent as follows:

                        Phase I Rent:   $16,050 per month + adjustment per
                                        Section 4.3.

                        Phase II Rent:  $8,887.42 per month ($1.07 per sq. ft.
                                        x 8,306 sq. ft.)

                                 + adjustment per Section 4.3 as applied
                                   to the Phase I Rent.

                        Over Std.       $1,504.00 per month (Additional 47
                         Parking:       spaces for 7/1,000 parking at $32 per
                                        month per space).

                        Loading Dock    $1,156.10 per month
                         Improvements:

                        Total Base      $27,597.52 per month from Oct. 1, 2000.
                         Rent:

                  Should Tenant choose not to utilize Landlord's Tenant Improvement Allowance of $207,650 for Phase II (see Exhibit B-2), the Phase II Rent shall be $5,731.14 per month ($0.69 per sq. ft.) and the Total Base Rent from Oct. 1, 2000, shall be $25,00024 per month.

            2.    Section: 1.1, Page 1, Premises Address

                  Add:     6880 Bermuda Road
                           Las Vegas, NV 89119

                  Comment: The Premises address was not assigned in the original
                           Lease.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the date first above written.

LANDLORD:                                   TENANT:
THOMAS & MACK CO.,                          Nextel WIP Lease Corp.
A Nevada Limited Liability Company


BY: /s/ Thomas A. Thomas                    BY: /s/ John D. Harper
    ------------------------                    ----------------------
     Thomas A. Thomas
Its: Managing Partner                       Its: CFO

                            LOADING DOCK SITE EXHIBIT

                                [GRAPHIC OMITTED]

                            LOADING DOCK COST EXHIBIT

                            Building 42 Tenant Costs

                                                                             Tenant
                                                                 ----------  -----------------
                                                                             Tenant
                                                                 Truck Dock  Design     Total
----------------------------------------------------------------------------------------------
Site Costs
  1. Additional site improvements truck
  circulation (17,352 SF @ $2.53)                                   43,900              43,900
  2. Add truck dock per Delta 2 design                              22,666              22,656
                                                                   ---------------------------
     Total Site Costs                                               66,556              66,566
                                                                   ---------------------------
Shell Costs
  1. Additional concrete reinforcing for deeper panels and
  different size panels at the dock area.                            1,163               1,163
  2. Additional concrete supervision for concrete changes.           1,550               1,550
  3. Additional footings per Delta 2 design.                         1,988               1,988
  4. Additional concrete for panels in Delta 2 design.               3,765               3,765
  5. Waste slab construction for additional panel construction -
  cost split evenly between owner and tenant.                       11,363              11,363
  6. Above standard door jam channel.                                            300       300
                                                                   ---------------------------
Total Shell Costs                                                   19,829       300    20,129
                                                                   ---------------------------
Permits & Fees                                                                              --
                                                                   ---------------------------
  Subtotal                                                          86,385       300    86,685
                                                                   ---------------------------
Insurance                                                              734         3       737
Overhead & Profit                                                    4,792        17     4,808
Supervisory GC's                                                     5,515        19     5,534
                                                                   ---------------------------
  Total Hard Costs                                                  97,425       338    97,763
                                                                   ---------------------------

Soft Costs
Architecture                                                           590     5,289     5,879
Engineering                                                          2,000               2,000
                                                                   ---------------------------
  Total Soft Costs                                                   2,590     5,289     7,879
                                                                   ---------------------------
Total Costs                                                        100,015     5,627   105,643
                                                                   ===========================